VOYA SEPARATE PORTFOLIOS TRUST

Voya Securitized Credit Fund

(the “Fund”)

Supplement dated September 23, 2016 to the Fund’s

Class A, Class I, and Class P Prospectus dated July 29, 2016

(“Prospectus”)

On September 15, 2016, the Board of Trustees of Voya Separate Portfolios Trust approved a proposal to reduce the Fund’s expense limitation with respect to its Class I shares. Effective September 23, 2016, the Fund’s Prospectus is revised as follows:

1.	The section entitled “Annual Fund Operating Expenses” in the summary section of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	I2	P
Management Fee	%	0.60	0.60	0.60
Distribution and/or Shareholder Services (12b-1) Fee	%	0.25	None	None
Other Expenses	%	0.19	0.22	0.14
Total Annual Fund Operating Expenses	%	1.04	0.82	0.74
Waivers and Reimbursements[3]	%	(0.04)	(0.14)	(0.69)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.00	0.68	0.05

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense information has been restated to reflect current contractual rates.
3	The adviser is contractually obligated to limit expenses to 1.00% and 0.05% for Class A and Class P shares, respectively, through August 1, 2017. The adviser is contractually obligated to limit expenses to 0.68% for Class I shares through August 1, 2018. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The adviser is contractually obligated to waive the management fee for Class P shares through August 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.

2.	The table in the section entitled “Expense Examples” in the summary section of the Prospectus is deleted and replaced with the following:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$349	569	806	1,486
I	Sold or Held	$69	248	441	1,001
P	Sold or Held	$5	167	343	854

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE